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                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) JULY 18, 2001

                          EVERCLEAR INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              0-28927                                      33-0850014
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      (Commission File Number)             (I.R.S. Employer Identification No.)


6025 S. EATON LANE, LITTLETON, CO                                     80123
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(Address of Principal Executive Offices)                            (Zip Code)


                                 (303) 789-2980
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              (Registrant's Telephone Number, Including Area Code)


                            SHAW INTERNATIONAL, INC.
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         The Registrant has established a new Board of Directors as more specifically described in Item 6 below.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 18, 2001, the Registrant was assigned from Pacific Federal S.A., a $25,000,000 U.S. Credit Enhancement Promissory (the "Credit Enhancement") to be utilized to provide funding for various corporate entities. In return for the funding by the Registrant, the Registrant will obtain a minority share ownership position in these corporate entities.

         In consideration of the assignment of the Credit Enhancement and upon the utilization of the Credit Enhancement to obtain financing in the amount of $18,300,000 U.S., the Registrant will be required to issue to Pacific Federal, S.A. and/or its designees a total of 25,000,000 shares of common stock pursuant to Regulation S.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(i)      In April 2001, the Registrant's certifying accountant died.

(ii) During the past two years there have been no adverse opinions or disclaimers of opinion, or modified as to uncertainty, audit scope, or accounting principles.

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(iii)    The Registrant's Board of Directors has engaged Armando Ibarra, Sr.,
         CPA, 350 E. Street, Chula Vista, CA 91910, Telephone No. (619) 422-1348, Fax No. (619) 422-1465 as its new certifying accountant.

(iv) During the Registrant's two most recent fiscal years and any subsequent period preceding the death of its former accountant, there have been no disagreements with the former accountant on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure.

ITEM 5. OTHER EVENTS

         On July 23, 2001, the Registrant filed with the Delaware Secretary of State a Certificate of Amendment of Articles of Incorporation wherein it changed its corporate name to "Everclear International, Inc."

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         The following persons have been appointed as directors and officers of the Registrant:

               NAME                      POSITION

1.             David Nash                Director and Chief Executive Officer

2.             Ajay Sikka                Director and President

3.             Claudia Schultz           Director and Chief Financial Officer


         Robert G. Woods has resigned as a director and officer of the Registrant.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Not applicable.

ITEM 8.  CHANGE IN THE FISCAL YEAR

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE

         Not applicable.



                                    SIGNATURE

         Pursuant to the requirements required of the Securities and Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    EVERCLEAR INTERNATIONAL, INC.



DATED: August 17, 2001              BY: /s/ DAVID NASH
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                                        DAVID NASH
                                        Chief Executive Officer